EXHIBIT 10.1

Execution Version

AMENDMENT NO. 1
TO
CREDIT AGREEMENT

This AMENDMENT NO. 1 to the Credit Agreement, dated as of June 27, 2013 (this “Amendment”), is entered into among CALPINE CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors, GOLDMAN SACHS BANK USA., as administrative agent (in such capacity and including any successors in such capacity, the “Administrative Agent”) and the Lenders (as defined below) party hereto, and amends the Credit Agreement, dated as of December 10, 2010 (as may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and Goldman Sachs Credit Partners L.P., as collateral agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to effect the changes described below;
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
Section 1.Amendments to the Credit Agreement
The Credit Agreement is, effective as of the Amendment No. 1 Effective Date, hereby amended to:
(a)    remove Schedule 1.1A (Revolving Commitment Amounts) and replace it in its entirety by new Schedule 1.1A attached hereto as Exhibit A;
(b)    add Schedule 1.1E (Generating Plants) attached hereto as Exhibit B;
(c)    add the following definitions in alphabetical order to Section 1.1 (Defined Terms):
“Amendment No. 1 Effective Date”: means June 27, 2013.
“DPME Entities”: means Deer Park Energy Center LLC and Metcalf Energy Center, LLC.
“Generating Plant” shall mean the Generating Plants listed on Schedule 1.1E.
“Generating Plant Easement” shall mean the real property easement upon which any Generating Plant is located.

(d)    remove the definition of “Applicable Margin” and replace it in its entirety with the below:
“Applicable Margin”: with respect to Revolving Loans and Swingline Loans, (a) from the Amendment No. 1 Effective Date until one Business Day after the date of delivery of the Compliance Certificate and the financial statements for the period ending June 30, 2013, the applicable percentage per annum set forth below determined by reference to Pricing Level 1; and (b) thereafter, the applicable percentage per annum set forth below determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate delivered to the Administrative Agent pursuant to Section 5.2(b)(ii)(x):

Pricing Level	Consolidated Leverage Ratio	Applicable Margin for Eurodollar Loans	Applicable Margin for Base Rate Loans
1	≥ 4.50:1.00	2.25%	1.25%
2	< 4.50:1.00	2.00%	1.00%

No change in the Applicable Margin shall be effective until one Business Day after the date on which the applicable financial statements and a Compliance Certificate pursuant to Section 5.2(b)(ii)(x) calculating the Consolidated Leverage Ratio shall have been delivered to the Administrative Agent. At any time the Borrower has not submitted to the Administrative Agent the applicable information as and when required under Section 5.2(b)(ii)(x), the Applicable Margin shall be determined as if Pricing Level 1 shall have applied until one Business Day after the delivery of such information to the Administrative Agent. Promptly upon receipt of the applicable information under Section 5.2(b)(ii)(x), the Administrative Agent shall give each Lender telefacsimile or telephonic notice (confirmed in writing) of the Applicable Margin in effect from the date of delivery of such information by the Borrower to the Administrative Agent.;
(e)    remove the definition of “Applicable Revolving Commitment Percentage” and replace it in its entirety with the below:
“Applicable Revolving Commitment Fee Percentage”: with respect to the Applicable Revolving Commitment Fee Percentage, (a) from the Amendment No. 1 Effective Date until one Business Day after the date of delivery of the Compliance Certificate and the financial statements for the period ending June 30, 2013, the applicable percentage per annum set forth below determined by reference to Pricing Level 1; and (b) thereafter, the applicable percentage per annum set forth below determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate delivered to the Administrative Agent pursuant to Section 5.2(b)(ii)(x):

Pricing Level	Consolidated Leverage Ratio	Applicable Revolving Commitment Fee Percentage
1	≥ 4.50:1.00	0.50%
2	< 4.50:1.00 but ≥ 3.75:1.00	0.375%
3	< 3.75:1.00	0.25%

No change in the Applicable Revolving Commitment Fee Percentage shall be effective until one Business Day after the date on which the applicable financial statements and a Compliance Certificate pursuant to Section 5.2(b)(ii)(x) calculating the Consolidated Leverage Ratio shall have been delivered to the Administrative Agent. At any time the Borrower has not submitted to the Administrative Agent the applicable information as and when required under Section 5.2(b)(ii)(x), the Applicable Revolving Commitment Fee Percentage shall be determined as if Pricing Level 1 shall have applied until one Business Day after the delivery of such information to the Administrative Agent. Promptly upon receipt of the applicable information under Section 5.2(b)(ii)(x), the Administrative Agent shall give each Lender telefacsimile or telephonic notice (confirmed in writing) of the Applicable Revolving Commitment Fee Percentage in effect from the date of delivery of such information by the Borrower to the Administrative Agent.;
(f)    remove the definition of “Consolidated Net Tangible Assets” and replace it in its entirety with the below:
“Consolidated Net Tangible Assets”: as of any date of determination, the sum of (a)(i) the total assets of the Loan Parties as of the end of the most recent fiscal quarter for which an internal consolidated balance sheet of the Borrower and its Subsidiaries is available, minus (ii) all current derivative assets and long term derivative assets of the Loan Parties reflected on such balance sheet, minus (iii) total goodwill and other intangible assets of the Loan Parties reflected on such balance sheet, plus (b) the total amount of Available Revolving Commitments on such date, plus (c) the book value, as determined by the Borrower’s chief financial officer in good faith, of any assets (other than goodwill and other intangible assets and current derivative assets and long term derivative assets) acquired by the Loan Parties since the end of such fiscal quarter that, as of such date, are held by the Loan Parties, minus (d) all current liabilities (other than any such liabilities that (i) would be included in the aggregate amount First Lien Debt outstanding as of such date of determination pursuant to Section 6.1(b) or (ii) constitute current derivative liabilities) of the Loan Parties reflected on such balance sheet, in each case, calculated on a consolidated basis in accordance with GAAP as in effect on the 2017 Notes Issue Date.
(g)    delete the definition of “Designated Asset Sale”;
(h)    add “Royal Bank of Canada,” following “Union Bank , N.A.,” in the definition of “Fronting Bank”;
(i)    remove the definition of “Fronting Bank Sublimit” and replace it in its entirety with the below:
“Fronting Bank Sublimit”: (w) with respect to Deutsche Bank AG New York Branch, Letter of Credit Outstandings at any time not to exceed in the aggregate the Dollar Equivalent of $400,000,000, (x) with respect to Union Bank, N.A., Letter of Credit Outstandings at any time not to exceed in the aggregate the Dollar Equivalent of $250,000,000, (y) with respect to Royal Bank of Canada, Letter of Credit Outstandings at any time not to exceed in the aggregate the Dollar Equivalent of $400,000,000 and (z) with respect to each other Fronting Bank party hereto from time to time, Letter of Credit Outstandings at any time not to exceed in the aggregate the Dollar Equivalent of an amount to be agreed between the Borrower and such

Fronting Bank (upon notice to the Administrative Agent) and in any case of clause (x), (y) or (z), such other amount to be agreed in writing between the Borrower and such Fronting Bank.;
(j)    delete the definition of “Mandatory Prepayment Date”;
(k)    add “New Development Holdings LLC and its Subsidiaries, the DPME Entities,” after “ Calpine Riverside Holdings, LLC,” in the definition of “Material Subsidiaries”;
(l)    delete the definition of “Net Cash Proceeds”;
(m)    delete the reference to “December 10, 2015” in the definition of “Original Termination Date” and replace it with “June 27, 2018”;
(n)    add “or subject to a Generating Plant Easement,” after the phrase “with respect to any Mortgaged Property that is leased, subleased, held by or benefitting from, an easement agreement,” in clause (33) of the definition of “Permitted Liens”;
(o)    delete the definition of “Prepayment Amount”;
(p)    delete the definition of “Prepayment Notice”;
(q)    delete clauses (a) and (c) of Section 2.14 (Mandatory Prepayments) in their entirety and remove the “(b)” at the beginning of such clause in such Section;
(r)    delete the reference to “2.14(c)” in Section 9.2(b) (Notices);
(s)    add “ (including, but not limited to, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III)” after the phrase “made subsequent to the Closing Date” to Section 2.18(a);
(t)    add “ Notwithstanding anything to the contrary in this paragraph, fronting fees payable to any Fronting Bank under this Section 2.23 on the Fee Payment Date shall be paid by the Borrower directly to such Fronting Bank, no later than the fifth Business Day after the Fee Payment Date (it being understood that the only fronting fees payable to the applicable Fronting Bank pursuant to this sentence shall be the fronting fees that are due and payable on the applicable Fee Payment Date).” to the end of Section 2.23; and
(u)    remove Section 2.24 and replace it in its entirety with the below:
“2.24.        Nature of Fees. Except as set forth in the second sentence of this Section 2.24, all Fees, shall be paid on the dates due, in immediately available funds, to the Administrative Agent (for the respective accounts of the Administrative Agent, the Fronting Bank and the Lenders), as provided herein. Fronting fees payable to any Fronting Bank in accordance with Section 2.23, shall be paid on the dates due, in immediately available funds, to such Fronting Bank (for its own account), as provided herein. Once paid, none of the Fees shall be refundable under any circumstances.”

Section 2.    Conditions Precedent to the Effectiveness of this Amendment
This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or waived (the “Amendment No. 1 Effective Date”) by the Administrative Agent:
(a)    Executed Counterparts. The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Guarantors, the Administrative Agent and each of the Lenders,
(b)    No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, either on the date hereof or on the Amendment No. 1 Effective Date;
(c)    Representations and Warranties. The representations and warranties of the Borrower contained in Article 3 of the Credit Agreement and Section 3 of this Amendment or any other Loan Document shall be true and correct in all material respects (and in all respects if qualified by materiality) on and as of the Amendment No. 1 Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;
(d)    Officer’s Certificate. The Borrower shall have provided a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (c) and (d) of this Section 2;
(e)    Fees and Expenses Paid. The Borrower shall have paid (i) all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent and Deutsche Bank Securities Inc. (the “Sole Book-Runner”) in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent and the Sole Book-Runner with respect thereto) and all other fees then due and payable to the Administrative Agent and the Sole Book-Runner in connection with this Amendment and (ii) for the ratable account of each Lender party hereto, a payment equal to 0.25% of the aggregate principal amount of the Revolving Commitments outstanding immediately after the Amendment No. 1 Effective Date; and
(f)    Flood Determinations. The Administrative Agent shall have received with respect to each Mortgaged Property (i) a completed “life-of-loan” Federal Emergency Management Agency standard flood hazard determination (together with a notice about Special Flood Hazard Area status and flood disaster assistance duly executed by the applicable Loan Party relating thereto) and (ii) evidence of flood insurance satisfying the requirements of Section 5.4 of the Credit Agreement in form and substance reasonably satisfactory to the Administrative Agent.

Section 3.    Representations and Warranties
On and as of the Amendment No. 1 Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:
(a)    this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(b)    each of the representations and warranties contained in Section 3 (Representations and Warranties) of the Credit Agreement and each other Loan Document is true and correct in all material respects (and in all respects if qualified by materiality) on and as of the Amendment No. 1 Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein; and
(c)    no Default or Event of Default has occurred and is continuing.

Section 4.    Post-Closing Requirements. Within 90 days after the Amendment No. 1 Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Borrower shall, or shall cause the applicable Guarantor to, enter into an amendment to such of the mortgages encumbering the Mortgaged Properties as the Administrative Agent may reasonably request based on the advice of local counsel in the jurisdiction in which each Mortgaged Property is located, in form reasonably acceptable to the Administrative Agent, together, in each case, with opinions of counsel with respect thereto and date-down or modification endorsement, or other title product where such an endorsement is unavailable, to the title policy insuring such mortgage.
Section 5.    Fees and Expenses
The Borrower agrees to pay in accordance with the terms of Section 9.5 (Payment of Expenses and Taxes) of the Credit Agreement all reasonable out-of-pocket costs and expenses of the Administrative Agent and the Sole Book-Runner in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent and the Sole Book-Runner with respect thereto).
Section 6.    Reference to the Effect on the Loan Documents
(a)    As of the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 1 Effective Date.
(b)    Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower, Lead Arrangers or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
(d)    This Amendment is a Loan Document.
Section 7.    Reaffirmation
Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, as well as, with respect to the Letter of Credit Fees described therein, that certain Fee Letter, dated as of December 10, 2010, by and between Deutsche Bank AG New York Branch and the Borrower, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under the Guarantee and Collateral Agreement, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents.
Section 8.    Execution in Counterparts
This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 9.    Governing Law
THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 10.    Section Titles
The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection there-of) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.
Section 11.    Notices
All communications and notices hereunder shall be given as provided in the Credit Agreement.
Section 12.    Severability
The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 13.    Successors
The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
Section 14.    Jurisdiction; Waiver of Jury Trial
The jurisdiction and waiver of right to trial by jury provisions in Sections 9.12 and 9.16 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

BORROWER:

CALPINE CORPORATION
By:	/s/ ZAMIR RAUF
Name: Zamir Rauf
Title: Executive Vice President and
Chief Financial Officer

Calpine Corporation Revolving Credit Agreement
Amendment No. 1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

THE GUARANTORS SET FORTH ON ANNEX I & II TO THIS SIGNATURE PAGE

By:	/s/ ZAMIR RAUF
Name: Zamir Rauf
Title: Chief Financial Officer

THE GUARANTORS SET FORTH ON ANNEX III & IV TO THIS SIGNATURE PAGE

By:	/s/ HETHER BENJAMIN BROWN
Name: Hether Benjamin Brown
Title: Vice President

Calpine Corporation Revolving Credit Agreement
Amendment No. 1

ANNEX I

Name of Guarantor
Anacapa Land Company, LLC
Anderson Springs Energy Company
Auburndale Peaker Energy Center, LLC
Aviation Funding Corp.
Baytown Energy Center, LLC
Bellingham Cogen, Inc.
CalGen Expansion Company, LLC
CalGen Finance Corp.
CalGen Project Equipment Finance Company Three, LLC
Calpine Administrative Services Company, Inc.
Calpine Auburndale Holdings, LLC
Calpine Bethlehem, LLC
Calpine c*Power, Inc.
Calpine CalGen Holdings, Inc.
Calpine California Holdings, Inc.
Calpine Calistoga Holdings, LLC
Calpine CCFC Holdings, Inc.
Calpine Central Texas GP, Inc.
Calpine Central, Inc.
Calpine Central-Texas, Inc.
Calpine Cogeneration Corporation
Calpine Eastern Corporation
Calpine Edinburg, Inc.
Calpine Energy Services GP, LLC
Calpine Energy Services LP, LLC
Calpine Energy Services, L.P.
Calpine Fuels Corporation
Calpine Generating Company, LLC
Calpine Geysers Company, L.P.
Calpine Gilroy 1, Inc.
Calpine Gilroy 2, Inc.
Calpine Global Services Company, Inc.

Name of Guarantor
Calpine Hidalgo Energy Center, L.P.
Calpine Hidalgo Holdings, Inc.
Calpine Hidalgo, Inc.
Calpine Jupiter, LLC
Calpine Kennedy Operators, Inc.
Calpine KIA, Inc.
Calpine King City, Inc.
Calpine King City, LLC
Calpine Leasing Inc.
Calpine Long Island, Inc.
Calpine Magic Valley Pipeline, Inc.
Calpine Mid-Atlantic Energy, LLC
Calpine Mid-Atlantic Generation, LLC
Calpine Mid-Atlantic Marketing, LLC
Calpine MVP, Inc.
Calpine Newark, LLC
Calpine New Jersey Generation, LLC
Calpine Northbrook Holdings Corporation
Calpine Northbrook Investors, LLC
Calpine Northbrook Project Holdings, LLC
Calpine Oneta Power, LLC
Calpine Operations Management Company, Inc.
Calpine Power Company
Calpine Power, Inc.
Calpine Power Management, LLC
Calpine PowerAmerica, LLC
Calpine PowerAmerica-CA, LLC
Calpine PowerAmerica-ME, LLC
Calpine Project Holdings, Inc.
Calpine Pryor, Inc.
Calpine Rumford I, Inc.
Calpine Rumford, Inc.
Calpine Schuylkill, Inc.
Calpine Solar, LLC
Calpine Sonoran Pipeline, LLC

Name of Guarantor
Calpine Stony Brook Operators, Inc.
Calpine Stony Brook, Inc.
Calpine Sumas, Inc.
Calpine TCCL Holdings, Inc.
Calpine Texas Pipeline GP, Inc.
Calpine Texas Pipeline LP, Inc.
Calpine Texas Pipeline, L.P.
Calpine Tiverton I, Inc.
Calpine Tiverton, Inc.
Calpine University Power, Inc.
Calpine Vineland Solar, LLC
Carville Energy LLC
CES Marketing IX, LLC
CES Marketing V, LLC
CES Marketing X, LLC
Channel Energy Center, LLC
Clear Lake Cogeneration Limited Partnership
Columbia Energy LLC
Corpus Christi Cogeneration, LLC
CPN 3rd Turbine, Inc.
CPN Acadia, Inc.
CPN Cascade, Inc.
CPN Clear Lake, Inc.
CPN East Fuels, LLC
CPN Pipeline Company
CPN Pryor Funding Corporation
CPN Telephone Flat, Inc.
Decatur Energy Center, LLC
Delta Energy Center, LLC
Fontana Energy Center, LLC
Freestone Power Generation, LLC
GEC Bethpage Inc.
Geysers Power Company, LLC
Geysers Power I Company
Hillabee Energy Center, LLC

Name of Guarantor
Idlewild Fuel Management Corp.
JMC Bethpage, Inc.
Los Medanos Energy Center LLC
Magic Valley Pipeline, L.P.
Mobile Energy LLC
Modoc Power, Inc.
Morgan Energy Center, LLC
New Development Holdings, LLC
Northwest Cogeneration, Inc.
NTC Five, Inc.
Pastoria Energy Center, LLC
Pastoria Energy Facility, L.L.C.
Pine Bluff Energy, LLC
RockGen Energy LLC
Rumford Power Associates Limited Partnership
Santa Rosa Energy Center, LLC
South Point Energy Center, LLC South Point Holdings, LLC Stony Brook Cogeneration, Inc.
Stony Brook Fuel Management Corp.
Sutter Dryers, Inc.
Texas City Cogeneration, LLC
Texas Cogeneration Five, Inc.
Texas Cogeneration One Company
Thermal Power Company
Tiverton Power Associates Limited Partnership
Zion Energy LLC

ANNEX II

Name of Guarantor
Deer Park Energy Center LLC
Deer Park Holdings, LLC
Metcalf Energy Center, LLC
Metcalf Holdings, LLC

ANNEX III

Name of Guarantor
Calpine Construction Management Company, Inc.
Calpine Mid-Atlantic Operating, LLC
Calpine Power Services, Inc.
Thomassen Turbine Systems America, Inc.

ANNEX IV

Name of Guarantor
Calpine Operating Services Company, Inc.

GOLDMAN SACHS BANK USA, as Administrative Agent

By:	/s/ DOUGLAS TANSEY
Name: Douglas Tansey
Title: Authorized Signatory

Calpine Corporation Revolving Credit Agreement
Amendment No. 1

The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Revolving Commitments held by such Lender.

Deutsche Bank AG New York Branch, as a Lender

By:	/s/ MARCUS M. TARKINGTON
Name: Marcus M. Tarkington
Title: Director

By:	/s/ MICHAEL GETZ
Name: Michael Getz
Title: Vice President

Calpine Corporation Revolving Credit Agreement
Amendment No. 1

The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Revolving Commitments held by such Lender.

Deutsche Bank AG New York Branch, as a Fronting Bank

By:	/s/ JACK LEONG
Name: Jack Leong
Title: Director

By:	/s/ PRASHANT MEHRA
Name: Prashant Mehra
Title: Vice President

Calpine Corporation Revolving Credit Agreement
Amendment No. 1

The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Revolving Commitments held by such Lender.

ROYAL BANK OF CANADA, as Lender and as Fronting Bank

By:	/s/ FRANK LAMBRINOS
Name: Frank Lambrinos
Title: Authorized Signatory

The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Revolving Commitments held by such Lender.

Union Bank, N.A., as a Lender and as a Fronting Bank

By:	/s/ MICHAEL AGRIMIS
Name: Michael Agrimis
Title: Vice President

Calpine Corporation Revolving Credit Agreement
Amendment No. 1

The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Revolving Commitments held by such Lender.

Bank of America, N.A.,
as a Lender

By:	/s/ WILL MERRITT
Name: Will Merritt
Title: Vice President

Calpine Corporation Revolving Credit Agreement
Amendment No. 1

The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Revolving Commitments held by such Lender.

BARCLAYS BANK PLC, as Lender

By:	/s/ SREEDHAR R. KONA
Name: Sreedhar R. Kona
Title: Vice President

The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Revolving Commitments held by such Lender.

Credit Suisse AG, Cayman Islands Branch, as Lender,

By:	/s/ MIKHAIL FAYBUSOVICH
Name: Mikhail Faybusovich
Title: Authorized Signatory

By:	/s/ TYLER R. SMITH
Name: Tyler R. Smith
Title: Authorized Signatory

The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Revolving Commitments held by such Lender.

Citibank, N.A., as a Lender

By:	/s/ ANITA BRICKELL
Name: Anita Brickell
Title: Vice President

Calpine Corporation Revolving Credit Agreement
Amendment No. 1

The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Revolving Commitments held by such Lender.

Goldman Sachs Bank USA, as a Lender

By:	/s/ MARK WALTON
Name: Mark Walton
Title: Authorized Signatory

Calpine Corporation Revolving Credit Agreement
Amendment No. 1

The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Revolving Commitments held by such Lender.

Morgan Stanley Bank, N.A., as a Lender

By:	/s/ KELLY CHIN
Name: Kelly Chin
Title: Authorized Signatory

Calpine Corporation Revolving Credit Agreement
Amendment No. 1

The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Revolving Commitments held by such Lender.

Morgan Stanley Senior Funding, Inc., as a Lender

By:	/s/ KELLY CHIN
Name: Kelly Chin
Title: Vice President

Calpine Corporation Revolving Credit Agreement
Amendment No. 1

The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Revolving Commitments held by such Lender.

The Royal Bank of Scotland plc, as a Lender

By:	/s/ SAMIRA SISKIND
Name: Samira Siskind
Title: Director

Calpine Corporation Revolving Credit Agreement
Amendment No. 1

The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Revolving Commitments held by such Lender.

UBS AG, STAMFORD BRANCH as a Lender

By:	/s/ LANA GIFAS
Name: Lana Gifas
Title: Director

By:	/s/ DAVID URBAN
Name: David Urban
Title: Associate Director

Calpine Corporation Revolving Credit Agreement
Amendment No. 1

EXHIBIT A

Schedule 1.1A
Revolving Commitment Amounts

COMMITMENT PARTY	COMMITMENT AMOUNT
GOLDMAN SACHS BANK USA	$120,000,000
DEUTSCHE BANK AG NEW YORK BRANCH	$120,000,000
MORGAN STANLEY BANK, N.A.	$50,000,000
MORGAN STANLEY SENIOR FUNDING, INC.	$70,000,000
CITIBANK, N.A.	$120,000,000
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$120,000,000
BANK OF AMERICA, N.A.	$120,000,000
UNION BANK, N.A.	$120,000,000
BARCLAYS BANK PLC	$40,000,000
UBS AG, STAMFORD BRANCH	$40,000,000
THE ROYAL BANK OF SCOTLAND PLC	$40,000,000
ROYAL BANK OF CANADA	$40,000,000

EXHIBIT B

Schedule 1.1E
Generating Plants

Calpine Mid-Atlantic Generation,
LLC (f/k/a Conectiv Delmarva
Generation, LLC)

Edge Moor 3-5
Hay Road 1-8
Christiana*
Edge Moor 10
Delaware City
Tasley*
West*
Crisfield*
Bayview*

Calpine Bethlehem, LLC (f/k/a
Conectiv Bethlehem, LLC)

Bethlehem 1-8

Calpine Vineland Solar, LLC (f/k/a Conectiv
Vineland Solar, LLC)

Vineland Solar

Calpine New Jersey Generation,
LLC (f/k/a Conectiv Atlantic
Generation, LLC)

Carll’s Corner*
Cedar*
Cumberland 1 & 2
Mickleton*
Middle*
Missouri Avenue*
Sherman Avenue*
Deepwater 1 & 6

* Subject to Generating Plant Easement.